Exhibit 10.91

CONSENT

          This CONSENT (the “Agreement”) is entered into as of November 10, 2010 by and among RNK HOLDING COMPANY, a Massachusetts business trust (“RNK Holding”), HANOVER LEASING, LLC, a Delaware limited liability company (“Hanover”), MR. DOUG DENNY-BROWN, an individual (“Denny-Brown”), MR. NEAL HART, an individual (“Hart”), MR. GLENN POKRAKA, an individual (“Pokraka”), MR. JOHN SKINNER, an individual (“Skinner”), MR. FRED WEYMSS, an individual (together with RNK Holding, Hanover, Denny-Brown, Hart, Pokraka and Skinner, each a “Subordinated Creditor” and collectively the “Subordinated Creditors”) and WAVE2WAVE COMMUNICATIONS, INC., a Delaware corporation (the “Borrower”).

          WHEREAS, the Borrower and the Subordinated Creditors are party to that certain Note Exchange and Modification Agreement, dated as of September 21, 2010 (the “Note Modification Agreement”) pursuant to which, among other things, the Subordinated Creditors have agreed that the Amended Subordinated Notes (as defined in the Note Modification Agreement) shall have a maturity date which shall be the earlier to occur of (A) February 28, 2011, and (B) the date upon which the Borrower consummates an initial public offering (“IPO”); and

          WHEREAS, in consideration of Borrower making an aggregate repayment of $2,000,000 on the Amended Subordinated Notes at the closing of the IPO, the Subordinated Creditors have agreed to waive the requirement of the repayment in full of the Amended Subordinated Notes at the closing of the IPO and have agreed that the maturity date of the Amended Subordinated Notes shall be February 28, 2010.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows.

          1. Agreements of Subordinated Creditors. Each of the Subordinated Creditors hereby agrees with the Borrower as follows:

                    (a) Consent to IPO Closing and Amendment of Amended Subordinated Notes.

                    Notwithstanding any provision of the Note Modification Agreement or any of the Amended Subordinated Notes to the contrary, subject to the payment by the Borrower of making an aggregate repayment of $2,000,000 on the Amended Subordinated Notes at the closing of the IPO, the Subordinated Creditors hereby agree to waive the requirement of the repayment in full of the Amended Subordinated Notes at the closing of the IPO and agree that the Amended Subordinated Notes are hereby amended to provide that the maturity date of the Amended Subordinated Notes shall be February 28, 2010.

          2. Modification, Amendment or Waiver. Any modification, amendment or waiver of any provision of this Agreement, or any consent to any departure by any party from the terms hereof, shall not be effective in any event unless the same is in writing and signed by all parties hereto. By their signatures hereto, each of the Subordinated Creditors hereby authorizes and directs RNK Holding to execute and deliver any such modification, waiver or consent on its behalf.

          3. Further Assurances. Each party to this Agreement promptly will execute and deliver such further instruments and agreements and do such further acts and things as may be reasonably requested in writing by any other party hereto that may be necessary or desirable in order to effect fully the purposes of this Agreement.

          4. Successors and Assigns. This Agreement and the rights and benefits hereof shall inure to the benefit of, and shall be binding upon, the respective successors and assigns of the parties.

          5. Headings. The paragraph headings used in this Agreement are for convenience only and shall not affect the interpretation of any of the provisions hereof.

          6. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Furthermore, such counterparts may be delivered by facsimile or by electronic mail in “portable document format” (or “.pdf”), with any such counterpart delivered in such way deemed an original.

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               IN WITNESS WHEREOF, each party has caused this Agreement to be executed as of the date first above written.

BORROWER:

WAVE2WAVE COMMUNICATIONS, INC., a Delaware corporation

		By:	Eric Mann
		Name:	/s/ Eric Mann
		Title:	Chief Financial Officer

SUBORDINATED CREDITORS:

RNK HOLDING COMPANY, a Massachusetts business trust		HANOVER LEASING, LLC, a Delaware limited liability company

By:	/s/ Richard N. Koch	By:	/s/ Arthur P. Beecher
Name:	Richard N. Koch	Name:	Arthur P. Beecher
Title:	Trustee	Title:	President

MR. DOUG DENNY-BROWN, an individual		MR. NEAL HART, an individual

By:	/s/ Doug Denny-Brown	By:	/s/ Neal Hart

MR. GLENN POKRAKA, an individual		MR. JOHN SKINNER, an individual

By:	/s/ Glenn Pokraka	By:	/s/ John Skinner

MR. FRED WEYMSS, an individual

By:	/s/ Fred Weymss